                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[x] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            NEWPARK RESOURCES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- -------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    ----------------------------------------------------------------------------


    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

    ---------------------------------------------------------------------------

                             [Paste-up Logo here]

                                                                    May 1, 1996

DEAR FELLOW STOCKHOLDER:

  You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Newpark Resources, Inc., which will be held on Wednesday, June 12, 1996, at 10:00 a.m., Central Daylight Time, in Northshore I of the Doubletree Hotel New Orleans Lakeside, 3838 North Causeway Blvd., Metairie, Louisiana. Both your Board of Directors and I hope you will be able to attend.

  There are three items on this year's agenda to which we direct your attention: (1) election of eight directors to the Board; (2) to consider and act upon a proposal to adopt the 1995 Incentive Stock Option Plan; and (3) to consider and act upon a proposal to amend the 1993 Non-Employee Directors' Stock Option Plan. These items are described fully in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

  Whether or not you plan to attend the meeting, it is important that you study carefully the information provided in the Proxy Statement and vote. Please sign, date and mail the enclosed proxy card in the prepaid envelope so that your shares may be voted in accordance with your wishes.

                                          Sincerely,

                                          [Signature paste-up here]

                                          JAMES D. COLE
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                            NEWPARK RESOURCES, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 12, 1996

TO THE STOCKHOLDERS OF NEWPARK RESOURCES, INC.

  The Annual Meeting of Stockholders of Newpark Resources, Inc., a Delaware corporation ("Newpark"), will be held on Wednesday, June 12, 1996, at 10:00 a.m., Central Daylight Time, in Northshore I of the Doubletree Hotel New Orleans Lakeside, 3838 North Causeway Blvd., Metairie, Louisiana, for the following purposes:

    (1) To elect a Board of Directors;

    (2) To consider and act upon a proposal to adopt the 1995 Incentive Stock Option Plan;

    (3) To consider and act upon a proposal to amend the 1993 Non-Employee Directors' Stock Option Plan; and

    (4) To transact such other business as may properly come before the meeting.

  Only stockholders of record at the close of business on April 22, 1996, will be entitled to notice of and to vote at the meeting and any adjournments thereof.

  All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The giving of your proxy will not affect your right to vote in person should you later decide to attend the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          NEWPARK RESOURCES, INC.

                                          [Signature appears here]

                                          Edah Keating
                                          Secretary

Metairie, Louisiana
Dated: May 1, 1996

                            NEWPARK RESOURCES, INC.
                     3850 NORTH CAUSEWAY BLVD., SUITE 1770
                           METAIRIE, LOUISIANA 70002

                                PROXY STATEMENT

                                  MAY 1, 1996

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newpark Resources, Inc. ("Newpark"), for the Annual Meeting of Stockholders to be held on June 12, 1996, and any postponements or adjournments thereof. This Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy were first mailed to stockholders on or about May 1, 1996.

  Any stockholder giving a proxy may revoke it before it is voted by notifying the Secretary of Newpark in writing before or at the meeting, by providing a proxy bearing a later date, or by attending the meeting and expressing a desire to vote in person. Subject to such revocation, all proxies will be voted as directed by the stockholder on the proxy card. IF NO CHOICE IS SPECIFIED, PROXIES WILL BE VOTED "FOR" THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE 1995 INCENTIVE STOCK OPTION PLAN, "FOR" THE AMENDMENTS TO THE 1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AND IN THE DISCRETION OF THE PERSONS ACTING AS PROXIES UPON ANY OTHER MATTERS.

  Your cooperation in promptly returning the enclosed proxy will reduce Newpark's expenses and enable its management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

  Only stockholders of record at the close of business on April 22, 1996 are entitled to receive notice of and to vote at the meeting. On that date, Newpark had outstanding 10,777,285 shares of Common Stock, each of which is entitled to one vote upon each proposal presented at the meeting. The presence at the Annual Meeting, either in person or by Proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date is necessary to constitute a quorum for the transaction of business.

  A plurality of the votes cast is required for the election of directors. The affirmative vote of a majority of the votes cast is required to approve each of the other matters being submitted to the stockholders for their consideration at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite stockholder vote.

  If sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of any such adjournment.

  The cost of preparing, printing and mailing the Proxy Statement, the Notice and the enclosed form of Proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by Newpark. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of Newpark, but no additional compensation will be paid to such individuals on account of such activities. Newpark will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

  All share and per share amounts set forth in this Proxy Statement have been adjusted to reflect a five percent (5%) stock dividend paid by Newpark effective December 1995 and the adjustments made under the terms of Newpark's stock incentive plans as a result of such stock dividend.

                             ELECTION OF DIRECTORS

NOMINEES AND VOTING

  Eight directors are to be elected at the Annual Meeting. All directors hold office until the next Annual Meeting and until their respective successors are elected and qualified. Directors need not be stockholders. The Board of Directors has nominated for election as directors the eight persons named below, all of whom are incumbent directors. All of these nominees have indicated that they are able and willing to serve as directors.

  The Board of Directors recommends that the stockholders vote "FOR" the election of its nominees. Unless directed otherwise, the Board's proxies intend to vote the shares of Common Stock represented by the proxies in favor of the election of these nominees. If for any reason any of these nominees will be unable to serve, the Board's proxies will vote instead for such other person or persons as the Board of Directors may recommend.

  The following table sets forth certain information as of April 22, 1996, with respect to the Board's nominees:

      NAME OF NOMINEE                                         AGE DIRECTOR SINCE
      ---------------                                         --- --------------
      Dibo Attar.............................................  56      1987
      William Thomas Ballantine..............................  51      1993
      James D. Cole..........................................  55      1976
      William W. Goodson.....................................  81      1971
      David P. Hunt..........................................  54      1995
      Alan J. Kaufman........................................  58      1987
      Philip S. Sassower.....................................  56      1987
      James H. Stone.........................................  70      1987

BUSINESS EXPERIENCE OF DIRECTORS DURING THE PAST FIVE YEARS

  DIBO ATTAR is a business consultant to several domestic and international companies and has been a private investor for more than ten years. Mr. Attar also serves as Chairman of the Board of T.H. Lehman & Co., Inc., KTI, Inc. and Renaissance Entertainment Corp.

  WILLIAM THOMAS BALLANTINE joined Newpark in December 1988, serving as Vice President of Operations, and was elected Executive Vice President in 1992. He was elected a Director of Newpark in October 1993.

  JAMES D. COLE joined Newpark in 1976, serving as Executive Vice President until May 1977, when he was elected President and Chief Executive Officer. Mr. Cole was elected Chairman of the Board of Directors in April 1996.

  WILLIAM W. GOODSON, who retired in 1983, served as Chairman of the Board of Directors of a Newpark subsidiary from 1982 to 1987. For more than five years prior thereto, he was President and Chief Operating Officer of the Newpark subsidiary engaged in the oilfield and environmental construction business, and other Newpark subsidiaries.

  DAVID P. HUNT joined Newpark's Board of Directors in November 1995. Prior to joining Newpark and until his retirement in 1995, Mr. Hunt was employed by Consolidated Natural Gas Company for 32 years, having most recently served as President and Chief Executive Officer of New Orleans based CNG Producing Company, an oil and gas exploration and production company.

  ALAN J. KAUFMAN has been engaged in the private practice of medicine since 1969. Dr. Kaufman is a neurosurgeon.

  PHILIP S. SASSOWER served as Chairman of the Board of Newpark from December 1987 to April 1996, and, in April 1996, was elected Chairman of the Executive Committee of the Board of Directors. Mr. Sassower is also a general partner of BP Restaurants, L.P., and CIC Standby Ventures, L.P, and a member, the manager and the Chief Executive Officer of BP Acquisition L.L.C., the owner of a restaurant chain in the Southwest. Mr. Sassower also is a director and Chairman of the Finance Committee of Communication Intelligence Corporation, a company engaged in pen-based computer technologies.

  JAMES H. STONE is Chairman of the Board and Chief Executive Officer of Stone Energy Corporation, which is engaged in oil and gas exploration. Mr. Stone also serves as a Director of Hibernia Corporation.

  No family relationships exist between any of the directors or officers of Newpark.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

  Newpark maintains an Executive Committee whose current members are Messrs. Sassower, Cole and Stone. The Executive Committee exercises the authority of the Board of Directors between meetings of the Board. The Executive Committee met twice during 1995.

  Newpark maintains an Audit Committee, the current members of which are William W. Goodson, Philip S. Sassower, and James H. Stone. The Audit Committee met once during 1995.

  Newpark maintains a Compensation Committee whose current members are Dibo Attar, William W. Goodson, Alan J. Kaufman, and James H. Stone. The Compensation Committee administers Newpark's stock option plans and, since March 18, 1993, has been responsible for establishing and administering the compensation for the executive officers of Newpark. The Compensation Committee met once during 1995.

  Newpark's Board of Directors held five meetings during 1995. Each director attended at least 75% of the meetings of the Board of Directors and of any committees on which he served.

COMPENSATION OF DIRECTORS

  In 1995, each Newpark director who was not otherwise employed full time by Newpark received $1,000 for each Board meeting attended and $500 for each committee meeting attended. All directors were reimbursed for travel expenses incurred in attending meetings of the Board and committee meetings.

  Effective January 1, 1996 each Newpark non-employee director will receive an annual retainer of $5,000 to be paid quarterly, and will receive $1,500 for each board meeting attended. No payments will be made to directors for telephonic board meetings or for committee meetings.

  Since January 1, 1992, Mr. Sassower has received an annual salary of $75,000 for services performed by him in his capacity as Chairman of the Board. Mr. Sassower will continue to receive this salary for services to be performed by him is his capacity as Chairman of the Executive Committee. In addition, pursuant to the provisions of the 1995 Incentive Stock Option Plan, Mr. Sassower was granted, subject to stockholder approval of such plan, stock options to purchase 21,000 shares of Common Stock at a price of $15.24 per share, the fair market value of the Common Stock on the date of grant.

  Pursuant to the provisions of the 1993 Non-Employee Directors' Stock Option Plan (the "Non-Employee Directors' Plan") each new non-employee director, on the date of his or her election to the Board of Directors (whether elected by the stockholders or the Board of Directors), automatically will be granted a stock option to purchase 15,750 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. David Hunt, elected to the Board on November 2, 1995, received on that date a stock option to purchase 15,750 shares of the Common Stock at an exercise price of $16.43 per share, the fair market value on the date of grant. In addition, if the proposed amendments to the Non-Employee Directors' Plan are approved at the Annual Meeting, each time a non-employee director has served on the Board for a period of five consecutive years, such director automatically will be granted a stock option to purchase 10,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. See "Approval of Amendments to 1993 Non-Employee Directors' Stock Option Plan".

                              EXECUTIVE OFFICERS

  The current executive officers of Newpark, their ages and positions are as follows:

                  NAME                  AGE             POSITION
                  ----                  ---             --------
 James D. Cole.........................  55 Chairman of the Board, President
                                             and Chief Executive Officer
 William Thomas Ballantine.............  51 Executive Vice President
 Matthew W. Hardey.....................  43 Vice President of Finance and
                                             Chief Financial Officer
 Philip S. Sassower....................  56 Chairman of the Executive
                                             Committee

  For a description of the business experience of Messrs. Ballantine, Cole and Sassower during the past five years, see "ELECTION OF DIRECTORS--Business Experience of Directors During the Past Five Years", above.

  MATTHEW W. HARDEY joined Newpark in May 1988 as Treasurer and Assistant Secretary and was elected Vice President of Finance and Chief Financial Officer in April 1991. From 1985 until joining Newpark, Mr. Hardey was employed in the commercial banking business.

                           OWNERSHIP OF COMMON STOCK

  The following table sets forth information with respect to the beneficial ownership of Newpark's outstanding Common Stock as of April 22, 1996, by (i) each director of Newpark, (ii) the executive officers of Newpark named in the Summary Compensation Table on page 5 and (iii) all directors and executive officers as a group. Newpark is not aware of any person who is the beneficial owner of more than five percent (5%) of its outstanding Common Stock. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person, except to the extent that authority is shared by spouses under applicable law.

                                                                    SHARES
                                                                 BENEFICIALLY
                                                                   OWNED(1)
                                                               -----------------
                   NAME OF BENEFICIAL OWNER                     NUMBER   PERCENT
                   ------------------------                    --------- -------
Philip S. Sassower............................................   341,250   3.18%
James D. Cole(2)..............................................   272,256   2.55%
James H. Stone(3).............................................   252,225   2.12%
Dibo Attar(4).................................................    95,552      *
Alan Kaufman(5)...............................................    89,250      *
William W. Goodson............................................     5,250      *
David P. Hunt.................................................     2,050      *
Wm. Thomas Ballantine.........................................    14,525      *
Matthew W. Hardey.............................................    39,398      *
All directors and executive officers as a group (9 persons)... 1,111,756  10.27%

- --------
 * Indicates ownership of less than one percent.
(1) Includes shares which may be purchased upon the exercise of options which are exercisable as of April 22, 1996, or become exercisable within 60 days thereafter, for the following: Mr. Sassower--52,500 shares; Mr. Stone-- 15,750 shares; Mr. Attar--15,750 shares; Dr. Kaufman--15,750 shares; Mr. Ballantine--14,525 shares; Mr. Hardey--21,000 shares; and all directors and executive officers as a group--135,275 shares.
(2) Includes 73,584 shares held by four separate Trusts of which Mr. Cole is a Trustee and of which the beneficiaries are children of Mr. Cole. Mr. Cole disclaims ownership of the 73,584 shares held by the four Trusts.
(3) Includes 1,050 shares held in a trust of which the beneficiaries are children of Mr. Stone and 8,675 shares owned by the Stone Foundation. Mr. Stone disclaims beneficial ownership of such shares.
(4) Includes 63,000 shares owned by a Swiss corporation and 1,050 shares held by a fund over which Mr. Attar has investment power.

(5) Includes (i) 13,649 shares held in an IRA account for the benefit of Dr. Kaufman; (ii) 5,250 shares held in a Trust of which the beneficiaries are children of Dr. Kaufman; and (iii) 3,150 shares held by his spouse. Dr. Kaufman disclaims beneficial ownership of such shares.

                            EXECUTIVE COMPENSATION

  The following table summarizes all compensation paid to Newpark's President and Chief Executive Officer, Newpark's Executive Vice President and Newpark's Vice President of Finance and Chief Financial Officer (the only executive officers of Newpark who earned in excess of $100,000 in salary and bonus in
1995) for services rendered in all capacities to Newpark for the years ended December 31, 1995, 1994 and 1993.

SUMMARY COMPENSATION TABLE

                                                    LONG-TERM
                                                  COMPENSATION
                                                 ---------------
                           ANNUAL COMPENSATION       AWARDS
                          ---------------------- ---------------
                                                   SECURITIES
   NAME AND PRINCIPAL                              UNDERLYING       ALL OTHER
        POSITION          YEAR  SALARY   BONUS   OPTIONS/SARS(1) COMPENSATION(2)
   ------------------     ---- -------- -------- --------------- ---------------
James D. Cole............ 1995 $180,000 $180,000     105,000         $5,592
  President and Chief     1994  180,000  180,000          --          2,208
  Executive Officer       1993  180,000  180,000          --          1,710
Wm. Thomas Ballantine.... 1995  176,200   41,250      21,000          5,687
  Executive Vice          1994  165,000   20,000      10,500          1,860
  President               1993  150,000       --      10,500          1,724
Matthew W. Hardey........ 1995  106,200   23,750      18,900          3,545
  Vice President of       1994   95,000   12,000      10,500            856
   Finance and            1993   85,000       --      10,500            840
  Chief Financial Officer

- --------
(1) Number of shares of Common Stock underlying options granted (i) to Mr. Cole, under the 1995 Incentive Stock Option Plan (the "1995 Plan"), subject to stockholder approval of the 1995 Plan, and (ii) to Messrs. Ballantine and Hardey, under the Newpark Resources, Inc. Amended and Restated 1988 Incentive Stock Option Plan (the "1988 Plan"). No SARs may be granted under the 1995 Plan or the 1988 Plan.
(2) Includes excess group term life insurance and contributions by the Company to a defined contribution 401(k) Plan for Messrs. Cole, Ballantine and Hardey of $2,520, $2,615 and $1,901, respectively, for 1995, $768, $990 and $570, respectively, for 1994 and $270, $854 and $505, respectively, for 1993.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth certain information at December 31, 1995 and for the year then ended with respect to stock options granted to the individuals named in the Summary Compensation Table above. No options have been granted at an option price below fair market value of the Common Stock on the date of grant.

                                                                         POTENTIAL REALIZABLE
                                                                           VALUE AT ASSUMED
                         NUMBER OF    PERCENTAGE OF                      ANNUAL RATE OF STOCK
                         SECURITIES   TOTAL OPTIONS                       PRICE APPRECIATION
                         UNDERLYING    GRANTED TO   EXERCISE              FOR OPTION TERM(4)
                          OPTIONS     EMPLOYEES IN  PRICE PER EXPIRATION ---------------------
          NAME            GRANTED         1995      SHARE(3)     DATE        5%        10%
          ----           ----------   ------------- --------- ---------- ---------- ----------
James D. Cole...........  105,000(1)      19.74%     $15.24    11/01/05  $2,606,557 $4,150,507
W. Thomas Ballantine....   10,500(2)       1.97%      15.24    11/01/05     260,656    415,051
                           10,500(3)       1.97%      14.52    02/26/05     248,341    385,442
Matthew W. Hardey.......   10,500(2)       1.97%      15.24    11/01/05     260,656    415,051
                            8,400(3)       1.58%      14.52    02/26/05     198,673    316,354

- --------
(1) The options were granted on November 1, 1995 under the 1995 Plan, subject to stockholder approval of the 1995 Plan, and will first become exercisable on November 1, 1996, vesting at the rate of one-third per year over the three years following the date of grant.

(2) The options were granted on November 1, 1995 under the 1988 Plan and first become exercisable on November 1, 1996, vesting at the rate of one-third per year over the three years following the date of grant.
(3) The options were granted on February 27, 1995 under the 1998 Plan and first become exercisable February 27, 1996, vesting at the rate of one-third per year over the three years following the date of grant.
(4) At the discretion of the Compensation Committee, the exercise price may be paid by delivery of already-owned shares of Common Stock valued at the fair market value on the date of exercise, and the tax withholding obligations related to the exercise of the stock options, if any, may be satisfied by offset of the underlying shares, subject to certain conditions. The Compensation Committee retains the discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.
(5) The potential realizable values shown under these columns represent the future value of the options (net of exercise price) assuming the market price of the Common Stock appreciates annually by 5% and 10%, respectively. The 5% and 10% rates of appreciation are prescribed by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of Newpark's Common Stock.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUE

  The following table sets forth information with respect to the named executive officers with respect to the unexercised stock options held by them as of December 31, 1995. No stock options were exercised by any named executive officers during the year ended December 31, 1995.

                            NUMBER OF SECURITIES
                                 UNDERLYING                   VALUE OF UNEXERCISED
                         UNEXERCISED OPTIONS HELD AT         IN-THE-MONEY OPTIONS AT
                              DECEMBER 31, 1995               DECEMBER 31, 1995(1)
                         -------------------------------    -------------------------
          NAME           EXERCISABLE      UNEXERCISABLE     EXERCISABLE UNEXERCISABLE
          ----           -------------    --------------    ----------- -------------
James D. Cole...........           --          105,000              --     $701,000
W. Thomas Ballantine....       14,700           31,500        $201,173      270,025
Matthew W. Hardey.......       21,000           29,400         295,610      253,792

- --------
(1) Based on the closing price on the New York Stock Exchange of Newpark's Common Stock on that date ($22.25), minus the exercise price.

EMPLOYMENT AGREEMENT

  James D. Cole serves as Chairman of the Board, President and Chief Executive Officer of Newpark pursuant to an employment agreement that automatically renews for successive one-year periods unless terminated by either party. Mr. Cole receives an annual base salary of $180,000 and is entitled to an annual bonus equal to 5% of Newpark's pre-tax profit (as defined in the employment agreement), subject to a maximum of such year's base salary. Effective January 1, 1996, Mr. Cole's salary was increased to $200,000 per annum by the Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors (the "Compensation Committee"), which consists of Messrs. Attar, Goodson, Kaufman and Stone, each of whom is a non-employee director, sets Newpark's compensation policies applicable to executive officers, determines the compensation of the executive officers, subject to review by the Board of Directors, and administers Newpark's stock option plans. R. Michael Still also was a member of the Compensation Committee until his resignation from the Board of Directors in January 1996. The Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

 Chief Executive Officer Compensation

  Mr. Cole's compensation for 1995 was based on his rights under his employment agreement with Newpark (the "Employment Agreement"). The Employment Agreement was entered into in 1990 and provided for an initial term which expired on January 1, 1993. Thereafter, the Employment Agreement automatically renews for successive one-year periods unless terminated by either party. Mr. Cole received a base salary of $180,000 in 1995 under the Employment Agreement.

  In keeping with Newpark's objective of rewarding executive officers based on corporate performance, the Employment Agreement also provides for a bonus equal to 5% of Newpark's pre-tax profit, subject to a maximum bonus equal to the amount of Mr. Cole's base salary. By excluding from the calculation of pre-tax profit any capital gains and focusing instead on income from operations, the Employment Agreement attempts to focus on the long-term prospects of Newpark. Based on the calculation of pre-tax profit under the Employment Agreement, Mr. Cole received a $180,000 bonus in 1995, the maximum permitted under the Employment Agreement.

  In view of Newpark's performance and Mr. Cole's contribution to such performance, effective January 1, 1996, the Compensation Committee approved a $20,000 increase in Mr. Cole's base salary under the Employment Agreement. In addition, in keeping with the Compensation Committee's objective of harmonizing the interests of executive officers and stockholders, and in order to provide additional equity-based incentive to Mr. Cole, in December 1995, the Compensation Committee granted to Mr. Cole a stock option under the 1995 Plan, subject to stockholder approval of the 1995 Plan, to purchase 105,000 shares of Common Stock. Mr. Cole also participates in Newpark's defined contribution plan.

 Executive Officers Compensation

  In 1995, compensation paid to Newpark's executive officers other than Mr. Cole consisted of salary, cash bonuses, stock options and contributions to a defined contribution plan. The compensation of executive officers other than Mr. Cole is determined initially by Mr. Cole, subject to review and approval by the Compensation Committee. In determining salaries, Mr. Cole and the Compensation Committee considered available information about the pay scales of companies of similar size in the oilfield services industry. The Compensation Committee believes that the salaries of these executive officers are comparable to the salaries of executive officers with similar responsibilities at other oilfield services companies. Bonuses were determined by reference to profitability achieved by Newpark as a whole and the profitability of individual operating units.

  Newpark's incentive stock option program provides additional incentives to key employees to work to maximize stockholder value and provides a link between the interests of senior managers and stockholders. By utilizing vesting periods, the option program encourages key employees to remain in the employ of Newpark and provides a long-term perspective to the compensation available under the option program.

 Recent Internal Revenue Code Amendments

  The Compensation Committee will continue to consider the anticipated tax treatment to Newpark regarding the compensation and benefits paid to its Chief Executive Officer and the four other most highly compensated executive officers of Newpark in light of the 1993 addition to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). The Compensation Committee will from time to time consider changes to Newpark's compensation structure, including further amendments to its equity-based incentive plans, necessary to preserve the deductibility of all compensation paid by Newpark which is subject to Section 162(m). While Newpark does not expect to pay its executive officers compensation in 1996 in excess of the Section 162(m) deductibility limit, the Board of Directors and the Compensation Committee retain discretion to authorize the payment of compensation that does not qualify for income tax deductibility under Section 162(m).

  If the Board's nominees are elected at the Annual Meeting, the Board intends to appoint Dibo Attar, William W. Goodson, Alan J. Kaufman, and James H. Stone to serve on the Compensation Committee.

    DIBO ATTAR                            WILLIAM W. GOODSON
    ALAN J. KAUFMAN                       JAMES H. STONE

PERFORMANCE GRAPH

  The following graft reflects a comparison of the cumulative total stockholder return of Newpark Common Stock from December 31, 1990 through December 31, 1995 with the Nasdaq Market Value Index and the Media General Oil and Gas Field Services Index. The graph assumes that the value of the investment in Newpark Common Stock and each index was $100 on December 31, 1990 and that all dividends, if any, were reinvested. The comparisons in this table are not intended to forecast or be indicative of possible future price performance. On December 6, 1995, Newpark Common Stock commenced trading on the New York Stock Exchange.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                OF NEWPARK RESOURCES, INC., NASDAQ MARKET VALUE
               INDEX AND MEDIA GENERAL OIL & GAS FIELD SERVICES
                                     INDEX


                             [GRAPH APPEARS HERE]

      Measurement Period              NEWPARK        INDUSTRY       BROAD
     (Fiscal Year Covered)        RESOURCES INC       INDEX        MARKET
    ---------------------        ---------------   ---------    ----------
    FYE-1990                         100.00           100.00        100.00
    FYE-1991                         172.22            95.50        128.38
    FYE-1992                         250.00            95.16        129.64
    FYE-1993                         200.00           111.08        155.50
    FYE-1994                         533.33            99.30        163.26
    FYE-1995                         519.37           146.77        211.77


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mr. Goodson served on the Compensation Committee of Newpark during 1995. Mr. Goodson was formerly an officer of a Newpark subsidiary.

                 APPROVAL OF 1995 INCENTIVE STOCK OPTION PLAN

INTRODUCTION

  On November 2, 1995, the Board of Directors adopted, subject to stockholder approval, the Newpark Resources, Inc. 1995 Incentive Stock Option Plan (the "1995 Plan"). The 1995 Plan enables the Compensation Committee to grant to executive officers, other corporate and divisional officers and key employees of Newpark and its subsidiaries options to purchase shares of Common Stock. The 1995 Plan provides that the maximum number of shares of Common Stock issuable upon the exercise of options granted under the 1995 Plan (sometimes called "Option Shares" herein) is initially set at 525,000, with such maximum being increased on the last business day of each fiscal year of Newpark, commencing with the last business day of the fiscal year ending December 31, 1996, by a number equal to 1.25% of the number of shares of Common Stock issued and outstanding on the close of business on such date, with a maximum number of shares of Common Stock that may be issued upon exercise of options granted under the 1995 Plan being limited to 1,312,500.

  The Board of Directors believes the opportunity to receive options under the 1995 Plan provides an important incentive to employees to make significant and extraordinary contributions to the long-term performance and growth of Newpark. While Newpark currently has in place the 1988 Plan, as a result of prior grants made under the 1988 Plan, there were 62,833 Option Shares available for future grants under the 1988 Plan as of March 31, 1996. In addition, no stock options may be granted under the 1988 Plan after January 27, 1998. Accordingly, the Board of Directors recommends that stockholders vote "FOR" the 1995 Plan in order to assure that Newpark will continue to have sufficient options and Option Shares to serve as a vehicle for attracting and retaining employees of exceptional ability.

  The full text of the 1995 Plan is set forth as Exhibit A hereto, and stockholders are urged to refer to it for a complete description of the 1995 Plan. The summary of the principal features of the 1995 Plan which follows is qualified in its entirety by reference to the complete text of the 1995 Plan.

PRINCIPAL FEATURES OF THE PLAN

  Stock options granted under the 1995 Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), if so designated on the date of grant. Stock options that are not designated or do not qualify as incentive stock options are nonstatutory stock options and are not eligible for the tax benefits applicable to incentive stock options.

  No stock options may be granted under the 1995 Plan after November 2, 2005. If a stock option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock not purchased thereunder are available for future grants.

  The 1995 Plan is administered by the Compensation Committee, all of whose members are non-employee Directors. Members of the Compensation Committee are eligible to and have received awards under the 1993 Non-Employee Directors' Stock Option Plan, but are not eligible to receive awards under the 1995 Plan. The Compensation Committee has complete authority, subject to the express provisions of the 1995 Plan, to approve the employees nominated by the management of Newpark to be granted stock options, to determine the number of stock options to be granted to employees, to set the terms and conditions of stock options, to remove or adjust any restrictions and conditions upon stock options and to adopt such rules and regulations, and to make all other determinations, deemed necessary or desirable for the administration of the 1995 Plan.

  In selecting optionees, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in Newpark and supervisor recommendations. Awards may be granted to the same employee on more than one occasion. Each stock option is evidenced by a written option agreement in a form approved by the Compensation Committee.

  The purchase price (the "Exercise Price") of Option Shares must be at least equal to the fair market value of such shares on the date the stock option is granted. The determination of fair market value of Option Shares is based on New York Stock Exchange quotations. The stock option term is for a period of ten years from the date of grant or such shorter period as is determined by the Compensation Committee. Each stock option may provide that it is exercisable in full or in cumulative or noncumulative installments, and each stock option is exercisable from the date of grant or any later date specified therein, all as determined by the Compensation Committee. The Compensation Committee's authority to take certain actions under the 1995 Plan includes authority to accelerate vesting schedules and to otherwise waive or adjust restrictions applicable to the exercise of stock options.

  Each stock option may be exercised in whole or in part (but not as to fractional shares) by delivering a notice of exercise to Newpark, together with payment of the Exercise Price. The Exercise Price may be paid in cash, by cashier's or certified check or, if the Compensation Committee authorizes payment in stock, by surrender of previously owned shares of Common Stock.

  Except as otherwise provided below, an optionee may not exercise a stock option unless from the date of grant to the date of exercise the optionee remains continuously in the employ of Newpark. If the employment of the optionee terminates for any reason other than death, disability or retirement at or after the age of 65, the stock options then currently exercisable remain exercisable for a period of 90 days after such termination of employment (except that the 90 day period is extended to 12 months if the optionee dies during such 90 day period), subject to earlier expiration at the end of their fixed term. If the employment of the optionee terminates because of death, disability or retirement at or after the age of 65, the stock options then currently exercisable remain in full force and effect and may be exercised at any time during the option term pursuant to the provisions of the 1995 Plan.

  An employee may receive incentive stock options covering Option Shares of any value, provided that the value of all Option Shares subject to one or more of such incentive stock options which are first exercisable in any one calendar year may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000). No employee may be granted incentive or nonstatutory stock options in any calendar year with respect to more than 105,000 Option Shares.

  Each stock option granted under the 1995 Plan is exercisable during an optionee's lifetime only by such optionee or by such optionee's legal representative. Incentive stock options are transferable only by will or the laws of intestate succession, but the Compensation Committee has the discretion to grant non-statutory stock options free of such restrictions.

  The Board of Directors may at any time suspend, amend or terminate the 1995 Plan. Stockholder approval is required, however, to materially increase the benefits accruing to optionees, materially increase the number of securities which may be issued (except for adjustments under anti-dilution clauses) or materially modify the requirements as to eligibility for participation. The 1995 Plan authorizes the Compensation Committee to include in stock options provisions which permit the acceleration of vesting in the event of a change in control of Newpark resulting from certain occurrences. Newpark intends to maintain a current registration statement under the Securities Act of 1933 with respect to the shares of Common Stock issuable upon the exercise of stock options granted under the 1995 Plan.

SUMMARY OF OPTION GRANTS

  On November 2, 1995, the Compensation Committee granted, subject to stockholder approval of the 1995 Plan, stock options covering 126,000 Option Shares to two executive officers. The following table sets forth certain information with respect to this grant. Future grants under the 1995 Plan will be made at the discretion of the Compensation Committee and are not yet determinable.

                               NEW PLAN BENEFITS
                       1995 INCENTIVE STOCK OPTION PLAN

                                                                       NUMBER OF
                                                                        OPTIONS
      NAME OR POSITION                                                  GRANTED
      ----------------                                                 ---------
      James D. Cole...................................................  105,000
      Wm. Thomas Ballantine...........................................        0
      Matthew W. Hardey...............................................        0
      Executive Group.................................................  126,000
      Non-Executive Director Group....................................        0
      Non-Executive Officer Employee Group............................        0

  The outstanding stock options under the 1995 Plan have an exercise price of $15.24, the fair market value on the date of grant, have a term of seven years, are non-statutory stock options and are subject to vesting over a three-year period, with one-third of the options becoming exercisable on each successive anniversary of the date of grant. On April 22, 1996, the last sales price of the common Stock, as reported on the New York Stock Exchange, was $29.75 per share.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is a short summary of the Federal income tax consequences of the grant and exercise of stock options under the 1995 Plan.

 Tax Consequences to Optionees

  Incentive Stock Options. An optionee recognizes no taxable income upon the grant of an incentive stock option. In addition, there will be no taxable income recognized by the optionee at the time of exercise of an incentive stock option provided the optionee has been in the employ of Newpark at all times during the period beginning on the date of grant and ending on the date three months before the date of exercise.

  Gain recognized upon a disposition of the Option Shares generally will be taxable as long-term capital gain if the shares are not disposed of within (i) two years from the date of grant of the incentive stock option and (ii) one year from the exercise date. If both of these conditions are not satisfied, the disposition is a "disqualifying disposition". In that event, gain equal to the excess of the fair market value of the Option Shares at the exercise date over the Exercise Price generally will be taxed as ordinary income and any further gain will be taxed as long-term capital gain if the shares were held more than 12 months. Different rules apply if an optionee exercises a stock option by surrendering shares of Common Stock which were previously acquired upon the exercise of an incentive stock option and with respect to which the optionee has not satisfied certain holding periods.

  Shares acquired upon the exercise of an incentive stock option by the payment of cash will have a basis equal to the Exercise Price of the stock option. Different rules apply if an optionee exercises a stock option by surrendering previously owned shares of Common Stock.

  Upon the exercise of an incentive stock option, an amount equal to the excess of the fair market value of the Option Shares at the exercise date over the Exercise Price is treated as alternative minimum taxable income for purposes of the alternative minimum tax.

  Incentive stock options exercised by an optionee who has not satisfied the applicable requirements as to continuous employment do not qualify for the tax treatment discussed above. Instead, the exercise of such options will be subject to the rules which apply to the exercise of nonstatutory stock options.

  Nonstatutory Stock Options. An optionee recognizes no taxable income upon the grant of a nonstatutory stock option. In general, upon the exercise of a nonstatutory stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Option Shares on the exercise date over the Exercise Price.

  Shares acquired upon the exercise of a nonstatutory stock option by the payment of cash will have a basis equal to their fair market value on the exercise date and have a holding period beginning on the exercise date. Different rules apply if an optionee exercises a stock option by surrendering previously owned shares of Common Stock. Gain or loss recognized on a disposition of the Option Shares generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months.

  Newpark generally must collect and pay withholding taxes upon the exercise of a nonstatutory stock option. Withholding tax obligations arising from the exercise of a nonstatutory stock option may be satisfied by any payment method deemed appropriate by the Compensation Committee, including by withholding from the Option Shares otherwise issuable upon the exercise of the nonstatutory stock option the number of Option Shares having a fair market value equal to the amount of the withholding tax obligation. If Option Shares are withheld upon exercise in order to satisfy withholding taxes, such withholding will be treated as though the optionee had received the withheld Option Shares upon the exercise of the nonstatutory stock option and immediately sold them to Newpark at their fair market value on the exercise date. The optionee accordingly must recognize ordinary income in an amount equal to the excess of the fair market value of the withheld Option Shares on the exercise date over the amount he is deemed to have paid for them, in addition to the ordinary income attributable to the Option Shares which were not withheld.

Tax Consequences to Newpark

  Newpark generally is allowed an income tax deduction for amounts that are taxable to optionees as ordinary income under the foregoing rules, if it satisfies all Federal income tax withholding requirements. Amounts deemed to be compensation to executive officers as a result of the exercise of stock options or the sale of Option Shares will not be taken into account in determining whether the compensation paid to the executive exceeds the limits on deductibility imposed under Section 162(m) of the Code.

                           APPROVAL OF AMENDMENTS TO
                1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

INTRODUCTION

  The 1993 Non-Employee Directors' Stock Option Plan (the "Non-Employee Directors' Plan") was adopted by the Board of Directors on September 1, 1993, and was thereafter approved by the stockholders. The Non-Employee Directors' Plan allows each non-employee director of Newpark to receive an option to purchase 15,750 shares of Common Stock on the date of his or her election to the Board. Non-Employee Directors are not eligible to participate in any other stock option or similar plan currently maintained by Newpark.

  The purpose of the Non-Employee Directors' Plan is to promote an increased incentive and personal interest in the welfare of Newpark by those individuals who are primarily responsible for shaping its long-range plans, to assist Newpark in attracting and retaining on the Board persons of exceptional competence and to provide additional incentives to serve as a director of Newpark.

  The stockholders are being asked to vote on a proposal to amend the Non-Employee Directors' Plan to (i) provide for the automatic grant at five year intervals of additional stock options to purchase 10,500 shares of Common Stock to each non-employee director who continues to serve on the Board and
(ii) increase the maximum number of shares of Common Stock issuable upon the exercise of options issuable under the Non-Employee Directors' Plan from 157,500 to 210,000. The Board recommends that stockholders vote "FOR" the approval of the amendments to the Non-Employee Directors' Plan.

  The full text of the Non-Employee Directors' Plan, as amended, is set forth as Exhibit B hereto, and stockholders are urged to refer to it for a complete description of the Non-Employee Directors' Plan. The summary of the principal features of the Non-Employee Directors' Plan which follows is qualified in its entirety by reference to the complete text of the Non-Employee Directors' Plan.

PRINCIPAL FEATURES OF THE PLAN

  Pursuant to the Non-Employee Directors' Plan, on September 1, 1993, the non-employee directors then serving (Messrs. Attar, Goodson, Kaufman, Still and Stone) were each granted a stock option to purchase 15,750 shares of Common Stock at an exercise price of $8.57 per share, the fair market value of the Common Stock on the date of grant. Mr. Still exercised his stock option upon his resignation from the Board of Directors in February 1996. In addition, each new non-employee director, on the date of his or her election to the Board of Directors (whether elected by the stockholders or the Board of Directors), automatically will be granted a stock option to purchase 15,750 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Pursuant to the Non-Employee Directors' Plan, on November 2, 1995, the date of his election to the Board, David Hunt was automatically granted a stock option to purchase 15,750 shares of Common Stock at an exercise price of $16.43 per share, the fair market value of the Common Stock on the date of grant.

  Pursuant to the terms of the amendment, on November 1, 1995, Messrs. Attar, Goodson, Kaufman and Stone were each granted, subject to stockholder approval, a stock option to purchase 10,500 shares of Common Stock at an exercise price of $15.24, the fair market value of the Common Stock on the date of grant. Assuming continued service on the Board, Messrs. Attar, Goodson, Kaufman, Stone and Hunt will each receive additional 10,500 share options in the year 2000 and at the end of each subsequent five year period.

  The determination of fair market value is based on quotations from the New York Stock Exchange. On April 22, 1996, the last sale price of the Common Stock, as reported on the New York Stock Exchange, was $29.75 per share.

  A stock option, once granted to a non-employee director, will remain in effect in accordance with its terms, even if the non-employee director later enters the employ of Newpark or one of its subsidiaries. If a stock option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock not purchased thereunder are available again for purposes of the Non-Employee Directors' Plan. No stock options may be granted under the Non-Employee Directors' Plan after August 31, 2003.

  The stock option term is for a period of ten years from the date of grant, and, except as described below, each initial stock option is subject to vesting over a five-year period, with 20% of the option becoming exercisable on each successive anniversary of the date of grant. For purposes of determining the vesting period of the stock options granted to the non-employee directors serving on the Board of Directors on the date the Non-Employee Directors' Plan was adopted by the Board (Messrs. Attar, Goodson, Kaufman, Still and Stone), the stock options were treated as if they were granted on the date the non-employee director first became a director of Newpark. Each stock option granted on the fifth anniversary of a director's continuous service is subject to vesting over a three-year period, with one-third of the option becoming exercisable six months and one day following the date of grant, one-third of the option becoming exercisable on the first anniversary of the date of grant and the remaining one-third becoming exercisable on the second anniversary of the date of grant. However, no such option may be exercised until six months and one day following stockholder approval of the amendment. In addition, all outstanding options immediately become exercisable in full in the event of certain changes in control of Newpark.

  Each stock option may be exercised in whole or in part by delivering it for surrender or endorsement to Newpark together with payment of the exercise price. The exercise price may be paid in cash, by cashier's or certified check or, if authorized by the Board or a committee thereof, by surrender of previously owned shares of Common Stock.

  Except as otherwise provided below, a non-employee director may not exercise a stock option unless from the date of grant to the date of exercise the non-employee director continuously serves on the Board of Directors. Upon the termination of the service of a non-employee director as a director of Newpark for any reason, the stock options then currently exercisable remain exercisable for a period of 90 days after the date of such termination, subject to earlier termination at the end of their fixed term.

  The Non-Employee Directors' Plan is administered by the Board of Directors or by a duly authorized committee of the Board. The Board or its duly authorized committee has complete authority, subject to the express provisions of the Non-Employee Directors' Plan, to adopt such rules and regulations, and to make all other determinations, deemed necessary or desirable for the administration of the Non-Employee Directors' Plan. However, neither the Board nor any committee has any discretion as to (1) the selection of directors to whom stock options may be granted, (2) the number of stock options that may be granted to each director, (3) the times at which or the periods within which stock options may be exercised or (4) except for the determination of fair market value in accordance with the provisions of the Non-Employee Directors' Plan, the price at which stock options may be exercised.

  The Board of Directors may at any time suspend, amend or terminate the Non-Employee Directors' Plan. Stockholder approval is required, however, to materially increase the benefits accruing to non-employee directors, materially increase the number of securities which may be issued (except for adjustments under anti-dilution clauses) or materially modify the requirements as to eligibility for participation.

  Stock options granted under the Non-Employee Directors' Plan are non-statutory stock options and are not eligible for the tax benefits applicable to incentive stock options. Newpark maintains a current registration statement under the Securities Act of 1933 with respect to the shares of Common Stock issuable upon the exercise of outstanding stock options under the Non-Employee Directors' Plan.

  The following table sets forth certain information with respect to options granted during 1995, subject to stockholder approval of the amendment to the Non-Employee Directors' Plan.

                               NEW PLAN BENEFITS
                1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                                                       NUMBER OF
                                                                        OPTIONS
      NAME OR GROUP                                                     GRANTED
      -------------                                                    ---------
      James D. Cole...................................................       0
      Wm. Thomas Ballantine...........................................       0
      Matthew E. Hardey...............................................       0
      Executive Group.................................................       0
      Non-Executive Director Group....................................  42,000
      Non-Executive Officer Employee Group............................       0

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is a short summary of the Federal income tax consequences of the grant and exercise of stock options under the Non-Employee Directors' Plan.

 Tax Consequences to Non-Employee Directors

  A non-employee director recognizes no taxable income upon the grant of a stock option under the Non-Employee Directors' Plan. In general, upon the exercise of the option, the non-employee director will recognize ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the date of exercise over the exercise price. Withholding tax obligations arising from the exercise of a nonstatutory stock option may be satisfied by any payment method deemed appropriate by the Board, including by withholding from the shares of Common Stock otherwise issuable upon exercise of the stock option the number of option shares having a fair market value equal to the amount of the withholding tax obligation.

  Shares acquired upon the exercise of an option by the payment of cash will have a basis equal to their fair market value on the date of exercise and have a holding period beginning on such date. Different rules apply if a non-employee director exercises a stock option by surrendering previously owned shares of Common Stock.

  Gain or loss recognized on a disposition of the shares purchased generally will qualify as long-term capital gain or loss if the shares have a holding period of more than twelve months.

 Tax Consequences to Newpark

  Newpark generally is allowed an income tax deduction for amounts that are taxable to non-employee directors as ordinary income under the foregoing rules.

                                 MISCELLANEOUS

STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the 1997 Annual Meeting of Stockholders must be received by Newpark by January 1, 1997, to be considered by Newpark for inclusion in Newpark's proxy statement and form of proxy relating to that meeting. Such proposals should be directed to the attention of the Corporate Secretary, Newpark Resources, Inc., II Lakeway Center, Suite 1770, 3850 North Causeway Blvd., Metairie, LA 70002.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934 requires Newpark's officers and directors, and persons who own more than ten-percent of a registered class of Newpark's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulations to furnish Newpark with copies of all Section 16(a) forms they file.

  Based solely on review of the copies of such forms furnished to Newpark, or written representation that no Forms 5 were required, Newpark believes that during the period from January 1, 1995 to December 31, 1995 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that two transactions were reported late by William W. Goodson, a director of Newpark.

OTHER MATTERS

  Neither Newpark nor any of the persons named as proxies knows of matters other than those described above to be voted on at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on such matters, subject to direction by the Board of Directors.

  Newpark's Annual Report on Form 10-K for the year ended December 31, 1995 accompanies this Proxy Statement, but is not to be deemed a part of the proxy soliciting material.

  WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

                                                                      EXHIBIT A

                            NEWPARK RESOURCES, INC.
                       1995 INCENTIVE STOCK OPTION PLAN

  1. Purpose.

  This Newpark Resources, Inc., 1995 Incentive Stock Option Plan (the "Plan") is intended to allow designated employees, executive officers and other corporate and divisional officers (all of whom are sometimes collectively referred to herein as "Employees") of Newpark Resources, Inc., a Delaware corporation ("Newpark"), and Subsidiaries which it may have from time to time (Newpark and such Subsidiaries being together referred to herein as the "Company") to receive certain options ("Stock Options") to purchase Newpark's common stock, $.01 par value ("Common Stock"), as herein provided. "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of Newpark, within the definition contained in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the Plan is to provide Employees with additional incentives to make significant and extraordinary contributions to the long-term performance and growth of the Company and to attract and retain Employees of exceptional ability.

  2. Administration.

  2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of Newpark (the "Board"). Each member of the Committee shall be a "disinterested person" as that term is defined in Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), but no action of the Committee shall be invalid if this requirement is not met. The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of Newpark's By-Laws and of Delaware law applicable to the Board, except as otherwise provided herein or determined by the Board.

  2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of the Plan: to approve the Employees nominated by the management of the Company to be granted Stock Options; to determine the number of Stock Options to be granted to an Employee; to determine the time or times at which Stock Options shall be granted; to establish the terms and conditions upon which Stock Options may be exercised; to remove or adjust any restrictions and conditions upon Stock Options; to specify, at the time of grant, provisions relating to the exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. All interpretations and constructions of the Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

  2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each employee of the Company, and the estate and heirs of such Committee member or employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or employee or his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items.

  3. Eligibility and Participation.

  Employees eligible under the Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant and extraordinary contributions to the long-term performance and growth of the Company. In selecting Employees to whom Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors. No member of the Committee shall be eligible to participate under the Plan or under any other Company plan if such participation would contravene the standard of paragraph 2.1 above relating to "disinterested persons".

  4. Grants.

  The Committee may grant Stock Options in such amounts, at such times, and to such Employees nominated by the management of the Company as the Committee, in its discretion, may determine; provided, however, that, subject to adjustment as provided in paragraph 11, the maximum number of shares of Common Stock for which Stock Options may be granted to any one Employee during any one calendar year shall be 105,000 (reflects adjustment for the 5% stock dividend in December 1995). Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate fair market value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Subject to the provisions of paragraph 11 hereof, the number of shares of Common Stock issued and issuable pursuant to the exercise of Stock Options granted hereunder shall not exceed 525,000 (reflects adjustment for the 5% stock dividend in December 1995); provided, however, that on the last business day of each fiscal year of the Company, commencing with the last business day of the fiscal year ending December 31, 1996, such maximum number shall be increased by a number equal to 1.25% of the number of shares of Common Stock issued and outstanding on the close of business on such day; provided, further, that in no event shall the aggregate number of shares issued and issuable pursuant to the exercise of Stock Options granted hereunder exceed 1,312,500 (reflects adjustment for the 5% stock dividend in December 1995). Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock not purchased thereunder shall again be available for purposes of the Plan.

  5. Purchase Price.

  The purchase price (the "Exercise Price") of shares of Common Stock subject to each Stock Option ("Option Shares") shall equal the fair market value ("Fair Market Value") of such shares on the date of grant of such Stock Option. Notwithstanding the foregoing, the Exercise Price of Option Shares subject to an incentive stock option granted to an Employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary shall be at least equal to 110% of the Fair Market Value of such shares on the date of grant of such Stock Option. The Fair Market Value of a share of Common Stock on any date shall be equal to the closing price of the Common Stock for the last preceding day on which Newpark's shares were traded, and the method for determining the closing price shall be determined by the Committee.

  6. Option Period.

  The Stock Option period (the "Term") shall commence on the date of grant of the Stock Option and shall be ten years or such shorter period as is determined by the Committee. Notwithstanding the foregoing, the Term of an incentive stock option granted to an Employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary shall not exceed five years. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee in its sole discretion may determine. Such provisions need not be uniform.

Notwithstanding the foregoing, but subject to the provisions of paragraphs 2.2 and 11.3, Stock Options granted to Employees who are subject to the reporting requirements of Section 16(a) of the Exchange Act ("Section 16 Reporting Persons") shall not be exercisable until at least six months and one day from the date the Stock Option is granted, or, if later, from the date of stockholder approval of the Plan. If an Employee shall not in any period purchase all of the Option Shares which the Employee is entitled to purchase in such period, the Employee may purchase all or any part of such Option Shares at any time prior to the expiration of the Stock Option.

  7. Exercise of Options.

  7.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by paragraph 7.2. Payment may be made in cash, by cashier's or certified check or by surrender of previously owned shares of the Company's Common Stock valued pursuant to paragraph 5 (if the Committee authorizes payment in stock).

  7.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that: (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933 (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

  7.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if the exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

  8. Continuous Employment.

  Except as provided in paragraph 10 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise such Employee remains continuously in the employ of the Company. For purposes of this paragraph 8, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which such Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three (3) months and that such Employee returns to the employ of the Company at the expiration of such leave of absence. If such Employee fails to return to the employ of the Company at the expiration of such leave of absence, such Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which such Employee is a member of the Armed Forces of the United States, provided that such Employee returns to the employ of the Company within ninety (90) days (or such longer period as may be prescribed by law) from the date such Employee first becomes entitled to discharge. If an Employee does not return to the employ of the Company within ninety (90) days (or such longer period as may be prescribed by law) from the date such Employee first becomes entitled to discharge, such Employee's employment with the Company shall be deemed to have terminated as of the date such Employee's military service ended.

  9. Restrictions on Transfer.

  Incentive stock options granted under this Plan shall be transferable only by will or the laws of descent and distribution. The Committee shall have discretion to grant non-statutory stock options that are not subject to the restrictions on transfer relating to incentive stock options contained in the preceding sentence; provided, however, that non-statutory stock options granted to a Section 16 Reporting Person shall be subject to such restrictions on transfer as may be required to qualify for the exemption provided for in
Section 16b-3 of the Exchange Act or otherwise imposed by the Committee in its sole and absolute discretion. No interest of any Employee under the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by such Employee and, in the case of non-statutory stock options, such Employee's permitted transferees.

  10. Termination of Employment.

  10.1 Upon an Employee's Retirement, Disability or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by such Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

  10.2 Upon the termination of the employment of an Employee with the Company for any reason other than the reasons set forth in paragraph 10.1 hereof, unless otherwise provided by the Committee, (a) all Stock Options to the extent then presently exercisable by such Employee shall remain exercisable only for a period of ninety (90) days after the date of such termination of employment (except that the ninety (90) day period shall be extended to twelve
(12) months if the Employee shall die during such ninety (90) day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) all Stock Options to the extent not then presently exercisable by such Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

  10.3 For purposes of this Plan:

    10.3.1 "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which such Employee attains the age of sixty-five (65) years; and

    10.3.2 "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of such Employee's employment with the Company, which disability shall be determined: (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

  11. Adjustments Upon Change in Capitalization.

  11.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price) and the maximum number of Stock Options that may be granted under the Plan shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common

Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of two and one-half percent (2.5%) for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that upon exercise of the Stock Option, the Employee shall receive the number and class of shares such Employee would have received had such Employee been the holder of the number of shares of Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company.

  11.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which Newpark is not the surviving corporation or in which Newpark survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to shareholders of more than ten percent (10%) of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares then remaining, as if the Employee had been the owner of such Option Shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

  11.3 In the sole discretion of the Committee, Stock Options may include provisions, on terms (which need not be uniform) authorized by the Committee in its sole discretion, that accelerate the Employees' rights to exercise Stock Options upon a sale of substantially all of the Company's assets, the dissolution of Newpark or upon a change in the controlling shareholder interest in Newpark resulting from a tender offer, reorganization, merger or consolidation or from any other transaction or occurrence, whether or not similar to the foregoing (each, a "Change in Control").

  12. Withholding Taxes.

  The Company shall have the right at the time of exercise of any Stock Option to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise ("Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case: (i) by requiring the Employee to tender a cash payment to the Company, (ii) by withholding from the Employee's salary, (iii) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option that number of Option Shares having an aggregate fair market value (determined in the manner prescribed by paragraph 5) as of the date the withholding tax obligation arises that is equal to the Employee's Tax Liability or (iv) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (iii) above upon satisfaction of such additional conditions as the Committee shall deem in its sole and absolute discretion as appropriate in order for such withholding of Option Shares to qualify for the exemption provided for in Section 16b-3 of the Exchange Act.

  13. Relationship to Other Employee Benefit Plans.

  Stock Options granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

  14. Amendments and Termination.

  The Board of Directors may at any time suspend, amend or terminate this Plan. No amendment or modification of this Plan may be adopted, except subject to shareholder approval, which would: (a) materially increase the benefits accruing to Employees under this Plan, (b) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to paragraph 11 hereof) or (c) materially modify the requirements as to eligibility for participation in the Plan.

  15. Successors in Interest.

  The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of Employees.

  16. Other Documents.

  All documents prepared, executed or delivered in connection with this Plan shall be, in substance and form, as established and modified by the Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail. All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Employees to whom the Stock Options have been granted. Each agreement shall specify whether a Stock Option is an incentive stock option or a non-statutory stock option.

  17. No Obligation to Continue Employment.

  This Plan and grants hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

  18. Misconduct of an Employee.

  Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Committee, in its sole and absolute discretion, such Employee shall forfeit all rights and benefits under this Plan.

  19. Term of Plan.

  This Plan was adopted by the Board effective November 2, 1995. No Stock Options may be granted under this Plan after November 2, 2005.

  20. Governing Law.

  This Plan shall be construed in accordance with, and governed by, the laws of the State of Delaware.

  21. Stockholder Approval.

  No Stock Option shall be exercisable unless and until the stockholders of the Company have approved this Plan and all other legal requirements have been fully complied with.

  22. Privileges of Stock Ownership.

  The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Company common stock not actually issued to such holder.

  IN WITNESS WHEREOF, this Plan has been executed effective as of the 2nd day of November, 1995.

                                          NEWPARK RESOURCES, INC.

                                                    /s/ James D. Cole
                                          By___________________________________
                                                James D. Cole, President

                                                                      EXHIBIT B

                            NEWPARK RESOURCES, INC.
                1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

  1. Purpose.

  This Newpark Resources, Inc., 1993 Non-Employee Directors' Stock Option Plan (the "Plan") is intended to promote the best interests of Newpark Resources, Inc., a Delaware corporation ("Newpark"), and its stockholders by providing to each member of Newpark's Board of Directors (the "Board") who is a Non-Employee Director (as defined in paragraph 3 herein) of Newpark with an opportunity to acquire a proprietary interest in Newpark by receiving an option ("Stock Option") to purchase Newpark's common stock, $.01 par value ("Common Stock"), as herein provided. It is intended that the Plan will promote an increased incentive and personal interest in the welfare of Newpark by those individuals who are primarily responsible for shaping the long-range plans of Newpark. In addition, Newpark seeks both to attract and retain on its Board persons of exceptional competence and to provide a further incentive to serve as a director of Newpark.

  2. Administration.

  2.1 The Plan shall be administered by the Board or by a duly authorized committee of the Board. Unless and until the Board specifically delegates administration of the Plan to a committee of the Board empowered to administer the Plan, all references in the Plan to the "Committee" shall mean the Board.

  2.2 The Committee shall have no discretion as to (a) the selection of directors to whom Stock Options may be granted, (b) the number of Stock Options granted to each director, (c) the times at which or the periods within which Stock Options may be exercised, or (d) except to the limited extent provided in paragraph 5, the price at which Stock Options may be exercised. However, the Committee shall have full and complete authority, subject to the express provisions of the Plan, to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. All interpretations and constructions of the Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

  2.3 Newpark shall indemnify and hold harmless each Committee member and each director of Newpark, and the estate and heirs of such Committee member or director, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or director, his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items.

  3. Eligibility.

  Each member of the Board who is not an employee or executive officer of Newpark or any of its Subsidiaries (as herein defined) or of any parent corporation of Newpark (a "Non-Employee Director") shall be eligible to be granted a Stock Option under the Plan. Eligibility shall be determined: (i) with respect to each director serving on the Board on the date this Plan was adopted by the Board (i.e., September 1, 1993) on that date; and (ii) with respect to each director elected after this Plan was adopted by the Board, on the date such director is so elected. A Stock Option, once granted to a Non-Employee Director, shall remain in effect in accordance with its terms even if the optionee later enters the employ of Newpark or a Subsidiary or parent. "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of Newpark within the definition contained in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

  4. Grants.

  4.1 Each Non-Employee Director serving on the Board on the date the Board adopted this Plan (September 1, 1993) was granted a Stock Option to purchase 15,750 shares (reflects adjustment for the 5% stock dividend in December 1995) of Common Stock automatically on that date. Each Non-Employee Director who first is elected a director after this Plan was adopted by the Board shall be granted an option to purchase 15,750 shares (reflects adjustment for the 5% stock dividend in December 1995) of Common Stock automatically on the date of such election. Subject to the provisions of paragraph 11 of this Plan, the number of shares of Common Stock issued and issuable upon the exercise of Stock Options granted under this Plan shall not exceed 210,000.

  4.2 Subject to stockholder approval of the first amendment of this Plan (the "First Amendment"): (i) each Non-Employee Director who has been a director continuously for at least five years on the date the First Amendment is approved by the Board (the "First Amendment Effective Date"), shall be granted a Stock Option to purchase 10,500 shares (reflects adjustment for the 5% stock dividend in December 1995) of Common Stock automatically on the First Amendment Effective Date, and, provided such Non-Employee Director continues to be a Non-Employee Director, shall be granted a Stock Option to purchase 10,500 (reflects adjustment for the 5% stock dividend in December 1995) additional shares of Common Stock automatically at the expiration of each five year period thereafter during such Non-Employee Director's continuous service; and (ii) each director who completes five continuous years as a Non-Employee Director after the First Amendment Effective Date shall be granted a Stock Option to purchase 10,500 (reflects adjustment for the 5% stock dividend in December 1995) shares of Common Stock automatically on the day following the completion of such five year period, and, provided such Non-Employee Director continues to be a Non-Employee Director, shall be granted a Stock Option to purchase 10,500 (reflects adjustment for the 5% stock dividend in December
1995) additional shares of Common Stock automatically at the expiration of each five year period thereafter during such Non-Employee Director's continuous service. Except as otherwise provided herein, the period of continuous service for any Non-Employee Director shall be deemed to include continuous periods prior to the adoption of the Plan in which the director was not an employee of Newpark or any of its Subsidiaries or any parent corporation.

  5. Purchase Price.

  The purchase price (the "Exercise Price") of shares of Common Stock subject to each Stock Option ("Option Shares") shall equal the fair market value ("Fair Market Value") of such shares on the date of grant (the "Date of Grant") of such Stock Option. The Fair Market Value of a share of Common Stock on any date shall be equal to the closing price of the Common Stock for the last preceding day on which Newpark's shares were traded, and the method for determining the closing price shall be determined by the Committee.

  6. Option Period.

  The term of each Stock Option shall commence on the Date of Grant of the Stock Option and shall be ten years. Subject to the other provisions of the Plan, (i) each initial Stock Option granted pursuant to paragraph 4.1 shall be exercisable during its term as to 20% of the Option Shares during the twelve months beginning on the first anniversary of the Date of Grant; 20% of the Option Shares during the twelve months beginning on the second anniversary of the Date of Grant; 20% during the twelve months beginning on the third anniversary of the Date of Grant; 20% during the twelve months beginning on the fourth anniversary of the Date of Grant; and 20% during the twelve months beginning on the fifth anniversary of the Date of Grant; and (ii) each stock option granted pursuant to paragraph 4.2 shall be exercisable during its term as to one-third of the Option Shares during the six months beginning six months and one day following the date of grant; one-third of the Options Shares during the twelve-months beginning on the first anniversary of the date of grant; and one-third of the Option Shares during the twelve months beginning on the second anniversary of the date of grant; provided, however, that the initial Stock Option granted to each Non-Employee Director serving on the Board on the date this Plan was adopted by the Board (as now described in paragraph 4.1) shall be exercisable from time to time after the actual Date of Grant as to the number of Option Shares determined in accordance with the foregoing schedule as if the Date of Grant were the date such Non-Employee Director first became a director; provided, further, however, that no stock option granted pursuant to paragraph 4.2 shall be exercisable until the expiration of six months and one day following stockholder approval of the First Amendment. If an optionee shall not in any period purchase all of the Option Shares which the optionee is entitled to purchase in such period, the optionee may purchase all or any part of such Option Shares at any time after the end of such period and prior to the expiration of the Option. Notwithstanding the foregoing, subject to the provisions of paragraph 11.3, Stock Options granted under this Plan shall not be exercisable until at least six months and one day after the actual Date of Grant.

  7. Exercise of Options.

  7.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to Newpark, attention of the Corporate Secretary, at Newpark's principal office, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by paragraph 7.2. Payment may be made in cash, by cashier's or certified check, or by surrender of previously owned shares of the Newpark's Common Stock valued pursuant to paragraph 5 (if the Committee authorizes payment in stock).

  7.2 Exercise of each Stock Option is conditioned upon the agreement of the Non-Employee Director to the terms and conditions of this Plan and of such Stock Option as evidenced by the Non-Employee Director's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Non-Employee Director that: (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933 (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) Newpark may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) each Non-Employee Director will furnish to Newpark a copy of each Form 4 or Form 5 filed by said Non-Employee Director under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and will timely file all reports required under federal securities laws, and (e) each Non-Employee Director will report all sales of Option Shares to Newpark in writing on a form prescribed by Newpark.

  7.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. Newpark will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to Newpark during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over Newpark. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. Newpark shall have no obligation to file any Registration Statement covering resales of Option Shares.

  8. Continuous Directorship.

  Except as provided in paragraph 10 below, a Non-Employee Director may not exercise a Stock Option unless from the Date of Grant to the date of exercise such Non-Employee Director continuously serves as a director of Newpark.

  9. Restrictions on Transfer.

  Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. No interest of any Non-Employee Director under the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during a Non-Employee Director's lifetime only by such Non-Employee Director or by such Non-Employee Director's legal representative.

  10. Termination of Service.

  Upon the termination of the service of a Non-Employee Director as a director of Newpark for any reason, (a) all Stock Options to the extent then presently exercisable by such Non-Employee Director shall remain exercisable only for a period of ninety (90) days after the date of such termination of service and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) all Stock Options to the extent not then presently exercisable by such Non-Employee Director shall terminate as of the date of such termination of service and shall not be exercisable thereafter.

  11. Adjustments Upon Change in Capitalization.

  11.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under the Plan, and the minimum number of shares as to which a Stock Option may be exercised at any one time, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of two and one-half percent (2.5%) for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that upon exercise of the Stock Option, the Non-Employee Director shall receive the number and class of shares such Non-Employee Director would have received had such Non-Employee Director been the holder of the number of shares of Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of Newpark. A similar adjustment shall be made to the number of Option Shares for which a Stock Option shall be granted to each Non-Employee Director who is first elected after any increase or decrease described herein.

  11.2 Upon a reorganization, merger or consolidation of Newpark with one or more corporations as a result of which Newpark is not the surviving corporation or in which Newpark survives as a subsidiary of another corporation, or upon a sale of all or substantially all of the property of Newpark to another corporation, or any dividend or distribution to stockholders of more than ten percent (10%) of Newpark's assets, adequate adjustment or other provisions shall be made by Newpark or other party to such transaction so that there shall remain and/or be substituted for the Option Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares then remaining, as if the Non-Employee Director had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

  11.3 Subject to paragraph 19, in the event of a change in control ("Change in Control") of Newpark, all outstanding Stock Options shall immediately become and shall thereafter be exercisable in full. A Change in Control of Newpark shall be deemed to have occurred (a) on the date Newpark first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act or any amendment or replacement of such sections) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act or any amendment or replacement of such Rule), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of Newpark's then outstanding securities or (b) on the date the stockholders of Newpark approve (i) a merger of Newpark with or into any other corporation in which Newpark is not the surviving corporation or in which Newpark survives as a subsidiary of another corporation, (ii) a consolidation of Newpark with any other corporation, or (iii) the sale or disposition of all or substantially all of Newpark's assets or a plan of complete liquidation.

  12. Withholding Taxes.

  Newpark shall have the right at the time of exercise of any Stock Option to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise ("Tax Liability"), to ensure the payment of any such Tax Liability. Newpark may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case: (i) by requiring the Non-Employee Director to tender a cash payment to Newpark, (ii) by withholding from the Non-Employee Director's cash compensation, (iii) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option that number of Option Shares having an aggregate fair market value (determined in the manner prescribed by paragraph 5) as of the date the withholding tax obligation arises in an amount which is equal to the Non-Employee Director's Tax Liability or (iv) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Non-Employee Director may be made by the method of payment specified in clause
(iii) above only if the following two conditions are satisfied:

    (a) the withholding of Option Shares and the exercise of the related Stock Option occurs at least six months and one day following the date of grant of such Stock Option; and

    (b) the withholding of Option Shares is made either (i) pursuant to an irrevocable election ("Withholding Election") made by such Non-Employee Director at least six months in advance of the withholding of Options Shares or (ii) on a day within a ten-day "window period" beginning on the third business day following the date of release of Newpark's quarterly or annual summary statement of sales and earnings.

  Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

  13. Amendments and Termination.

  The Board of Directors may at any time suspend, amend or terminate this Plan; provided, however, that the provisions of paragraphs 3, 4, 5 and 6 of this Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No amendment or modification of this Plan may be adopted, except subject to stockholder approval, which would: (a) materially increase the benefits accruing to Non-Employee Directors under this Plan, (b) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to paragraph 11 hereof), or (c) materially modify the requirements as to eligibility for participation in the Plan.

  14. Successors in Interest.

  The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of Newpark and of Non-Employee Directors.

  15. Other Documents.

  All documents prepared, executed or delivered in connection with this Plan shall be, in substance and form, as established and modified by the Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

  16. Misconduct of a Non-Employee Director.

  Notwithstanding any other provision of this Plan, all unexercised Stock Options held by a Non-Employee Director shall automatically terminate as of the date his or her directorship is terminated, if such directorship is terminated on account of any act of fraud, embezzlement, misappropriation or conversion of assets or opportunities of Newpark. Upon termination of such Stock Options, such Non-Employee Director shall forfeit all rights and benefits under this Plan.

  17. Term of Plan.

  This Plan was adopted by the Board effective as of September 1, 1993. No Stock Options may be granted under this Plan after August 31, 2003.

  18. Governing Law.

  This Plan shall be construed in accordance with, and governed by, the laws of the State of Delaware.

  19. Stockholder Approval.

  No Stock Option shall be exercisable unless and until the stockholders of Newpark have approved this Plan and all other legal requirements have been fully complied with. If stockholder approval is not timely obtained, this Plan and all Stock Options granted hereunder shall be null and void.

  20. Privileges of Stock Ownership.

  The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of Newpark common stock not actually issued to such holder.

  IN WITNESS WHEREOF, this Plan has been executed as of September 1, 1993

                                          NEWPARK RESOURCES, INC.

                                                    /s/ James D. Cole
                                          By __________________________________
                                                James D. Cole, President

                            NEWPARK RESOURCES, INC.

           PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 1996

   The undersigned, revoking any previous proxies for such stock, hereby appoints James D. Cole and Edah Keating, and each of them, proxies of the undersigned with full power of substitution to each, to vote all shares of common stock of NEWPARK RESOURCES, INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of NEWPARK RESOURCES, INC. to be held on June 12, 1996, and all postponements or adjournments thereof, with all the power the undersigned would possess if personally present, with authority to vote (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting.

Vote this proxy as follows:

   1. Election of directors:

       FOR .                                           WITHHELD .
 For all nominees (except as marked to the        vote for all nominees listed
  contrary below)

   NOMINEES: Dibo Attar, William Thomas Ballantine, James D. Cole, William W. Goodson, David P. Hunt, Alan J. Kaufman, Philip S. Sassower, James H. Stone

INSTRUCTION: TO WITHHOLD VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THROUGH THE
             NOMINEE'S NAME.

   2. Proposal to adopt the 1995 Incentive Stock Option Plan:

   FOR .                   AGAINST .               ABSTAIN .

   3. Proposal to approve amendments to the 1993 Non-Employee Directors' Stock Option Plan:

   FOR .                   AGAINST .               ABSTAIN .

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS, FOR THE PROPOSAL ADOPTING THE 1995 INCENTIVE STOCK OPTION PLAN, FOR THE PROPOSAL APPROVING AMENDMENTS TO THE 1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN AND OTHERWISE IN THE DISCRETION OF ANY OF THE PERSONS ACTING AS PROXIES.

IMPORTANT: PLEASE SIGN PROXY EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON AND RETURN IN THE ENCLOSED ENVELOPE.

SIGNATURE__________________DATE_________SIGNATURE__________________DATE_________


IMPORTANT: Please date this proxy and sign exactly as your name or names appear hereon. If stock is held jointly, each should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity, please give your full title(s). If this proxy is submitted to a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.